SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549






                            FORM 8-K


                         CURRENT REPORT


            Pursuant to Section 13 and 15(d) of the
               Securities and Exchange Act of 1934


 Date of Report (date of earliest event reported) June 26, 1996



                  ANTARES RESOURCES CORPORATION

       (Exact name of Registrant as specified in Charter)


New York                           0-3926          13-1950459

(State or other jurisdiction       (Commission     (IRS Employer
     of incorporation)             File Number)   Identification
                                                       Number)


2345 Friendly Road, Fernandina Beach, FL            32034

(Address of principal executive office)           (Zip Code)




Registrant's telephone number, including area code: (904) 261-8607

Item 6.  Resignations of Registrant's Directors

     Effective June 20, 1996, Marie Stubbs tendered her resignation as a director of the Company. Relevant thereto, the Board of Directors of the Company appointed Michael J. DeMayo as a director of the Company pursuant to the applicable provisions of the Company's Bylaws. Mr. DeMayo shall hold his respective office until the next annual meeting of the Company's shareholders, or his resignation, removal or death, whichever comes first. The reason for Ms. Stubbs resignation was personal and there was no disagreement between Ms. Stubbs and the Company concerning any matter relating to the Company's operations, policies or practices.

                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   Antares Resources Corporation
                                        (Registrant)

                                   By:  Samuel G. Weiss
                                        (Signature)
                                     Samuel G. Weiss, General
                                     Counsel and Secretary



Dated:  June 26, 1996